                                                                     EXHIBIT 24
                                POWER OF ATTORNEY

         Each of the undersigned do hereby constitute and appoint Jonathan G Best, Kelvin H Williams, Yedwa Z Simelane and Christopher R Bull and each of them, individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, in his or her name, place and stead, in any and all capacities (including his capacity as a director and/or officer of the registrant), to sign any and all amendments and post-effective amendments and supplements to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his substitute, may lawfully do or cause to be done by virtue hereof.



              Signature                                        Title                                Date

                                                  Chief Executive Officer
         /s/ Robert M Godsell               and Director (Principal Executive Officer)            2004-3-16
---------------------------------------
           Robert M Godsell

          /s/ Russell P Edey                    Chairman and Non-Executive Director               2004-3-16
---------------------------------------
            Russell P Edey

                                                   Executive Director (Finance)
                                                 (Principal Financial Officer and
         /s/ Jonathan G Best                       Principal Accounting Officer)                  2004-3-16
---------------------------------------
           Jonathan G Best


         /s/ David L Hodgson              Chief Operating Officer and Executive Director          2004-3-16
---------------------------------------
           David L Hodgson

        /s/ Kelvin H Williams                     Executive Director (Marketing)                  2004-3-16
---------------------------------------
          Kelvin H Williams

         /s/ Frank B Arisman                         Director (Non-Executive)                     2004-3-16
---------------------------------------
           Frank B Arisman

       /s/ Elisabeth R Bradley                       Director (Non-Executive)                     2004-3-16
---------------------------------------
        Elisabeth le R Bradley

         /s/ Colin B Brayshaw                        Director (Non-Executive)                     2004-3-16
---------------------------------------
           Colin B Brayshaw

          /s/ Anthony W Lea                          Director (Non-Executive)                     2004-3-16
---------------------------------------
            Anthony W Lea

       /s/ Thokoana J Motlatsi             Deputy Chairman and Director (Non-Executive)           2004-3-16
---------------------------------------
         Thokoana J Motlatsi

         /s/ William A Nairn                         Director (Non-Executive)                     2004-3-15
---------------------------------------
           William A Nairn


                                                     Director (Non-Executive)
---------------------------------------
        Nicholas F Oppenheimer

     /s/ Julian Ogilvie Thompson                     Director (Non-Executive)                     2004-3-16
---------------------------------------
       Julian Ogilvie Thompson

                                                     Director (Non-Executive)
---------------------------------------
           Anthony J Trahar
                                                     Authorized Representative
         /s/ Peter V O'Connor                          In the United States                       2004-3-16
---------------------------------------
           Peter V O'Connor
